UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2010

                              MAGYAR BANCORP, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     0-51726                  20-4154978
-----------------------------        ----------------           --------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Somerset Street, New Brunswick, New Jersey                     08901
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (732) 342-7600
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01       Entry into a Material Definitive Agreement
                ------------------------------------------

         On April 22, 2010, Magyar Bank (the "Bank"), the wholly owned subsidiary of Magyar Bancorp, Inc. (the "Company"), entered into agreements with the Federal Deposit Insurance Corporation ("FDIC"), its principal federal banking regulator, and the New Jersey Department of Banking and Insurance (the "Department"), which require the Bank to take certain measures to improve its safety and soundness.

         In connection with these agreements, the Bank stipulated to the issuance by the FDIC and the Department of consent orders against the Bank (the "Consent Orders") relating to certain findings from a recent examination of the Bank. The following description of the Consent Orders is qualified in its entirety by reference thereto, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference. In entering into the stipulation and consenting to entry of the Consent Orders, the Bank did not concede the findings or admit to any of the assertions therein. The Consent Orders impose no fines or penalties upon the Bank.

         Among the corrective actions required are for the Bank to develop, within 30 days of the April 22, 2010 effective date of the Consent Orders, a written capital plan that details the manner in which the Bank will achieve a Tier 1 capital as a percentage of the Bank's total assets of at least 8%, and total qualifying capital as a percentage of risk-weighted assets of at least 12%. For purposes of the Consent Orders, Tier 1 capital, qualifying total capital, total assets, and risk-weighted assets shall be calculated in accordance with Part 325 of the FDIC Rules and Regulations, 12 C.F.R Part 325.

         Under the Consent Orders, the Bank also agreed, among other things, to:

(i) have and retain qualified management, including a chief executive officer, senior lending officer, and chief financial officer with appropriate backgrounds and experience;

(ii) increase the participation of the board of directors in the affairs of the Bank, including through comprehensive, documented meetings to be held at least monthly;

(iii) charge off from the Bank's books and records any loan classified "Loss" in the Bank's most recent report of examination or any future report of examination;

(iv) develop and implement a plan to reduce the Bank's risk exposure in each asset in excess of $250,000 classified "Substandard," "Doubtful," or listed as "Special Mention";

(v) develop and implement a plan for the reduction and collection of the Bank's delinquent and non-accrual loans;

(vi) develop and implement a plan to reduce the Bank's commercial real estate loan concentrations to an amount commensurate with the Bank's business strategy, management expertise, size, and location;

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(vii)    develop and implement a plan for reducing the Bank's concentration of bank-owned life insurance ("BOLI") to a level consistent with the Bank's BOLI policy and ensure consistency with the Interagency Statement on the Purchase and Risk Management of Life Insurance;

(viii) revise the Bank's loan policies and procedures with respect to the identification and treatment of collateral-dependent impaired loans and the operation of the Bank's Small Business Administration lending program;

(ix) review borrower relationships to determine compliance with the Bank's legal lending limit and take appropriate steps to reduce and monitor the balance of any loan that exceeds or is in danger of exceeding the Bank's legal lending limit;

(x) establish and document an accurate, comprehensive, and consistent methodology for determining the Bank's allowance for loan and lease losses, comply with the Interagency Policy Statement on the Allowance for Loan and Lease Losses, and ensure that the Bank's allowance for loan and lease losses is maintained at an adequate level;

(xi) develop and implement a profit plan that includes, among other things, budgets for all categories of income and expense items, an executive compensation plan, and a budget review process;

(xii) develop and implement a strategic plan that includes, at a minimum, strategies for pricing policies and asset/liability management, as well as financial goals, including pro forma statements for asset growth, capital adequacy, and earnings;

(xiii) develop and implement a liquidity and funds management plan that includes, among other things, a statement of the Bank's long-term and short-term liquidity needs and plans for ensuring that such needs are met, as well as a liquidity contingency plan that identifies sources of liquid assets to meet the Bank's contingency funding needs;

(xiv) correct and prevent all unsafe or unsound banking practices, violations of law and regulations, and contraventions of federal banking agency policies, procedures and guidelines as discussed in applicable reports and take all steps necessary to ensure future compliance;

(xv) establish a compliance committee charged with ensuring that the Bank complies with the provisions of the Consent Orders; and

(xvi) furnish progress reports to the FDIC and the Department detailing actions taken to comply with the Consent Orders.

         In addition, the Consent Orders restrict the Bank from taking certain actions without the consent of the FDIC and the Department, including declaring or paying cash dividends; soliciting, accepting, renewing, or rolling over brokered deposits; and extending additional credit to certain types of borrowers.


Item 9.01       Financial Statements and Exhibits
                ---------------------------------

(d)    Exhibits.

Exhibit No.  Description

     10.1 Consent Order Between the Federal Deposit Insurance Corporation and Magyar Bank

     10.2 Consent Order Between the New Jersey Department of Banking and Insurance and Magyar Bank












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              MAGYAR BANCORP, INC.



DATE: April 23, 2010             By: /s/ John S. Fitzgerald
                                    --------------------------------------------
                                    John S. Fitzgerald
                                    Acting President and Chief Executive Officer